

Analyst Day

Dec. 6, 2018

MERITOR

Forward-Looking Statements

This presentation contains statements relating to future results of the company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "estimate," "should," "are likely to be," "will" and similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to reliance on major OEM customers and possible negative outcomes from contract negotiations with our major customers, including failure to negotiate acceptable terms in contract renewal negotiations and our ability to obtain new customers; the outcome of actual and potential product liability, warranty and recall claims; our ability to successfully manage rapidly changing volumes in the commercial truck markets and work with our customers to manage demand expectations in view of rapid changes in production levels; global economic and market cycles and conditions; availability and sharply rising costs of raw materials, including steel, and our ability to manage or recover such costs; our ability to manage possible adverse effects on our European operations, or financing arrangements related thereto following the United Kingdom's decision to exit the European Union or, in the event one or more other countries exit the European monetary union; risks inherent in operating abroad (including foreign currency exchange rates, restrictive government actions regarding trade, implications of foreign regulations relating to pensions and potential disruption of production and supply due to terrorist attacks or acts of aggression); risks related to our joint ventures; rising costs of pension benefits; the ability to achieve the expected benefits of strategic initiatives and restructuring actions; our ability to successfully integrate the products and technologies of Fabco Holdings, Inc. and AA Gear Mfg., Inc. and future results of such acquisitions, including their generation of revenue and their being accretive; the demand for commercial and specialty vehicles for which we supply products; whether our liquidity will be affected by declining vehicle production in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development and launch of new products; labor relations of our company, our suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of our suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of our debt; our ability to continue to comply with covenants in our financing agreements; our ability to access capital markets; credit ratings of our debt; the outcome of existing and any future legal proceedings, including any proceedings or related liabilities with respect to environmental, asbestos-related, or other matters; possible changes in accounting rules; and other substantial costs, risks and uncertainties, including but not limited to those detailed in our Annual Report on Form 10-K for the year ended September 30, 2018, as amended and from time to time in other filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters generally end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

Today's Program

Session	Time
Open	**9 a.m.**



Jay Craig
Chief Executive Officer
and President



Chris Villavarayan
Senior Vice President and President
Global Truck

Break	**10:20 a.m.**



Joe Plomin
Senior Vice President and President
Aftermarket, Industrial and Quality



Kevin Nowlan
Senior Vice President and President
Trailer, Components and Chief Financial Officer

Q&A	**11:30 a.m.**
Lunch	**Noon**



Company Profile and Major Customers

FY18 Sales by Segment


Aftermarket & Industrial 24%
Commercial Truck & Trailer 76%
MERITOR

FY18 Sales by Geography


North America 62%
Europe 20%
Asia Pacific 13%
South America 5%

Top Global Customers

ASHOK LEYLAND
DAIMLER
HINO
IVECO
MAN
NAVISTAR
PACCAR
SCANIA
VOLVO
XCMG

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Diverse End Markets


Linehaul


Off-Highway


Specialty


Defense


Trailer


Components

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Status of M2019 Targets[1]

Grow Revenue

Expecting to achieve $660M revenue outperformance


~$75M
2%
~$200M
6%
~$525M
14%
~$660M
~18%
~$730M
20%
FY16 Actual
FY17 Actual
FY18 Actual
FY19 Fcst
M2019 Target

Improve Profit[2]

Achieved adjusted diluted EPS target one year early


$1.64
$1.88
$3.03
~$3.10
$2.84
FY16 Actual
FY17 Actual
FY18 Actual
FY19 Fcst
M2019 Target

Allocate Capital[2]

Achieved net debt to adjusted EBITDA target one year early


2.6x
2.7x
<1.5x
<1.5x
<1.5x
FY16 Actual
FY17 Actual
FY18 Actual
FY19 Fcst
M2019 Target

[1] Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

[2] See Appendix – "Non-GAAP Financial Information."

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Major Product Launches

2017


14X HE
Tandem Drive Axle
MFS+™
Steer Axle
PACCAR 40K Tandem Axle
Front Drive Steer Axle
P600 Tridem
Axle
MTec6™
Trailer Axle
13X Medium-Duty
Drive Axle

2018


Optimized EX+
Air Disc Brake
DUALite
156 Axle
Loader Axle
Hub Reduction 610 Axle
Transfer
Case
79000 Series Axle

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M&A Initiatives Performing Well

TransPower

- Design and manufacturing of electric products
- Full-system expertise enabling Meritor to launch programs with global OEs
- Creates launch platform for eAxle



Fabco

- Specialty gearbox, axle and transfer case products for severe service and defense applications
- Expertise in design and spec of gear products



AA Gear & Manufacturing

- Low-to-medium volume batch contract manufacturing for complex gear and shaft applications, i.e. components
- Quick-turnaround prototyping solutions and emergency plant support



Approximately $100M in revenue anticipated in fiscal year 2019 with future growth potential[1]

[1] Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

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Introducing M2022 (FY20-FY22)

M 20 22

MERITOR



DRIVE INNOVATION
MERITOR | BLUE HORIZON
Electrification
Efficiency
Connectivity
Increased investment in next-generation technologies
Introduce 5 new advanced technology products
PROTECT AND GROW
Truck
Aftermarket
Trailer
Leading market positions with best-in-class products and services
China and India
Industrial and Components
>50% of new revenue growth
EXCEED CUSTOMER EXPECTATIONS
Quality
<20 PPM
Operating Performance
2% annually
Delivery
99% delivery
ENABLE THE BUSINESS
Optimized capital allocation to enable growth and shareholder return
Equity repurchase authorization of $200M
Opportunistic M&A
Engaged, results-driven team
<.55 safety incident rate
Top quartile employee engagement
Drive inclusiveness
+$300M[1] new business
12.5%[1,2] adjusted EBITDA margin
$4.00[1,2] adjusted diluted EPS
75%[1,2,3] FCF conversion

- Develop Blue Horizon technologies and products for future vehicle applications
- Strengthen global market position and diversify revenue base
- Maintain best-in-class quality and delivery levels
- Manage capital allocation with emphasis on profitable growth and shareholder returns

[1] Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
[2] See Appendix – "Non-GAAP Financial Information."
[3] Free Cash Flow Conversion: Free Cash Flow/Adjusted Income from Continuing Operations.

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M2022 Financial Targets

ABLE THE BUSINES

Optimized capital allocation to enable growth and shareholder return

Equity repurchase authorization of $200M

Opportunistic M&A

Engaged, results-driven team

<.55 safety incident rate

Top quartile employee engagement

+$300M[1] new business

12.5%[1,2] adjusted EBITDA margin

$4.00[1,2] adjusted diluted EPS

75%[1,2,3] FCF conversion

Truck | Aftermarket | Trailer

Leading market positions with best-in-class products and services

China and India | Industrial and Components

>50% of new revenue growth

PROTECT AND GROW

[1] Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
[2] See Appendix – "Non-GAAP Financial Information."
[3] Free Cash Flow Conversion: Free Cash Flow/Adjusted Income from Continuing Operations.

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Shift from Deleveraging to Free Cash Flow Generation[1,2]

M2016

- Achieve 10% adjusted EBITDA margin
- Reduce net debt[3] by $400M to <$1.5B
- Incremental booked revenue of $500M annually[4]

	FY13		FY16A
Booked revenue	---		$486M[2]
Adjusted EBITDA margin	7.2%	›	10.2%
Net debt	$1.9B[5]	›	$1.5B

M2019

- Revenue growth >20% above market
- Increase adjusted diluted EPS by $1.25
- Net debt to adjusted EBITDA at <1.5x

	FY15		FY19E
Revenue growth	$3.5B	›	$4.2B
Adjusted diluted EPS	$1.59	›	$3.10
Net debt ratio	2.6x	›	1.5x

M2022

- Grow business
- Improve margin
- Drive higher earnings per share
- Generate increased free cash flow

	FY18		FY22 Targets
New business	---		$300M
Adjusted EBITDA margin	11.3%	›	12.5%
Adjusted diluted EPS	$3.03	›	$4.00
FCF conversion[6]	53%	›	75%

[1] Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
[2] See Appendix – "Non-GAAP Financial Information."
[3] Including retirement benefit liabilities
[4] At run-rate
[5] As of 9/30/2012
[6] Free Cash Flow Conversion: Free Cash Flow/Adjusted Income from Continuing Operations

Perceptions Impacting Meritor's Valuation[1]

Perceptions



Financials (FCF, Margin Profile, Leverage)
57%
Cyclicality
36%
Historical track record/execution
26%
Exposure to truck market
23%
Underappreciated by investors
17%
Need longer history of execution
13%
Small size
13%

Performance[2,3]

- Net debt to adjusted EBITDA ratio declined to 1.5x in last 12 months; expect to remain at this level through FY22
- Adjusted EBITDA margin target of 12.5 percent by 2022 – above peer median
- Operating cash flow ~$1.15B forecast from FY19-FY22
- Strong adjusted EBITDA margins, adjusted diluted EPS and free cash flow expected even when markets return to more normalized levels

- M2016 and M2019 strategies have driven significant shareholder value
- Steady improvement in adjusted EBITDA margins, adjusted diluted EPS and free cash flow for past five years (expected to continue through M2022)

- ~90 percent of M2022 growth expected outside of traditional North America/Europe linehaul
- Advanced technology positioning
- Strong adjusted EBITDA margins, adjusted diluted EPS and free cash flow expected even when markets return to more normalized levels

Credibility and Strategy Effectiveness



5.3
4.6
4.5
5.0
4.5
4.3
Management Credibility
Strategy Effectiveness
Meritor
Industrials
Mid-Cap

[1]Derived primarily from Rivel's investor perception study dated April 26, 2018.
[2]Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
[3]See Appendix – "Non-GAAP Financial Information."

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History of Product Innovation

1909 – Timken Detroit Axle established in Detroit, Michigan



1929 – Timken Detroit Axle acquired Wisconsin Parts to form Timken-Detroit Axle and Wisconsin Axle


TIMKEN
Detroit
AXLES
ROCKWELL SPRING AND AXLE COMPANY

1951 – R-330 series axle with top-mounted final drive introduced as an advanced engineering improvement



1986 – Rockwell launched two new global axle platforms for on-highway and vocational trucks



1997 – Rockwell International spins off automotive business, creating Meritor Automotive

MERITOR

2007 – 17X axle launched in Europe offering superior performance for linehaul applications



2010 – 14X axle and ProTec suspension introduced





2010 – Completed light vehicle divestitures and refocused on commercial vehicles


MERITOR

2013-2018 – Increased pace of new product launches


~30

2018 – Introduced advanced technology brand

MERITOR BLUE HORIZON

2018 – TransPower

Accelerated EV platform with investment in TransPower

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Closer Look at M2022: Drive Innovation



Customers Want:

More Efficiency to Reduce Costs/Maximize Profitability

- Super-fast ratios
- Dis-engageable tandem drive axle
- Air disc brake (ADB)
- Positive pad retraction
- Active lube management
- Composite drivelines



Advanced Data to Optimize Safety and Reduce Downtime

- Lube health monitoring
- Automatic tire inflation
- Pad wear sensoring



Electric Vehicle Solutions

- Electric vehicle system design, integration and validation
- Subsystem solutions



Battery Electric Vehicles (BEV) Expected to Surpass 300K Globally by 2025[1]

Expected BEV Units ('000) Over Time



450
400
350
300
250
200
150
100
50
0
24
50
91
153
239
297
328
2019
2020
2021
2022
2023
2024
2025
S. America
N. America
India
Europe
China

% Total Units	**1%**	**2%**	**3%**	**5%**	**8%**	**10%**	**11%**

Equates to approximately 11% penetration of global truck production[2]

[1]Sources: ACT 2017 EV Market forecast, Meritor internal modeling of duty cycles and payback analysis by segment (includes Class 4-8)
[2]Estimated global production of Class 4-8 ~3M units

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Core Products and New Content Available

Core Products

Gears
- Transmission gears moving to axle
- Wheel-end gears required with high-speed motors

Axles
- eAxles for integrated solutions
- Conventional axles on non-integrated solutions

Brakes
- Conventional brakes and EV optimized

Gearboxes
- On non-integrated motor solutions



New Content

Vehicle Integration
- Power electronics, EV design, assembly

Motors and Inverters
- Remote mount and eAxle integrated

Controls
- Vehicle, shifting

Meritor's new content potential per vehicle could be 5x-10x value of traditional content[1]

[1]Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

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Closer Look at M2022: Protect and Grow

Truck

- Grow ADB position
- Offer high efficiency (HE) portfolio
- Target niche applications and tag axles
- Expand medium-duty business


MERITOR

Aftermarket

- Capture fair share of OE position
- Grow high-margin offerings



Industrial

- Launch new off-highway products
- Capture new defense awards
- Grow specialty business globally


GROVE

China and India

- Expand in key off-highway segments (China)
- Grow in mid-market truck segment (China)
- Gain share through expanded offering (India)



Trailer & Components

- Grow components business
- Expand trailer vocational portfolio
- Maintain strong positions in axle and tire inflation



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Closer Look at M2022: Exceed Customer Expectations



Three million more hours worked year over year in fiscal year 2018 with excellent results

Quality

Customer recognitions include:

- Ashok Leyland Best-in-Class Award
- Spartan Motors Diamond Award
- (2) PACCAR 10 PPM Quality Awards
- (4) DTNA Master of Quality Awards
- (2) Hino Delivery Achievement Awards



Delivery

≥99%

Meritor sustained OE delivery rate at target through peak markets



20 PPM | M2022 | 99%

Maintain best-in-class quality and delivery levels in M2022

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Closer Look at M2022: Enable the Business[1]



Capital Allocation Priorities

M2019 Achievements

- **Share repurchases**
  - Utilized ~50 percent of FY16-FY18 free cash flow[2]
- **Strong liquidity**
  - Maintaining liquidity at ~18 percent of sales
  - Extended debt maturity profile
- **Leverage improvement**
  - Reduced gross debt by $227M
  - Reduced OPEB liability by $350M
- **Three bolt-on acquisitions/investments**

M2022 Emphasis

- **Share repurchases**
  - New $200M share repurchase program
  - Additional share repurchase opportunities
- **Strategic growth**
  - Increase CapEx to 3.0 percent of sales
- **M&A**
  - Execute opportunistic transactions

[1] Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
[2] See Appendix – "Non-GAAP Financial Information."

Driving Cultural Transformation[1]

2013


External Focus
Internal Focus
Flexible
Stable
ADAPTABILITY
MISSION
INVOLVEMENT
CONSISTENCY
Organizational Learning
Strategic Direction & Intent
Goals & Objectives
Vision
Coordination & Integration
Agreement
Core Values
Capability Development
Team Orientation
Empowerment
Creating Change
Customer Focus
BELIEFS & ASSUMPTIONS
33
32
22
13
43
14
30
38
59
14
30
31

2015


External Focus
Internal Focus
Flexible
Stable
ADAPTABILITY
MISSION
INVOLVEMENT
CONSISTENCY
Organizational Learning
Strategic Direction & Intent
Goals & Objectives
Vision
Coordination & Integration
Agreement
Core Values
Capability Development
Team Orientation
Empowerment
Creating Change
Customer Focus
BELIEFS & ASSUMPTIONS
86
66
65
82
89
72
72
79
83
51
69
77

2018


External Focus
Internal Focus
Flexible
Stable
ADAPTABILITY
MISSION
INVOLVEMENT
CONSISTENCY
Organizational Learning
Strategic Direction & Intent
Goals & Objectives
Vision
Coordination & Integration
Agreement
Core Values
Capability Development
Team Orientation
Empowerment
Creating Change
Customer Focus
BELIEFS & ASSUMPTIONS
89
76
78
91
94
87
82
91
86
77
84
88

Increasing levels of engagement driving performance

[1] Source: Denison Organizational Culture Survey

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Commercial Truck & Trailer

Chris Villavarayan
Senior Vice President
and President
Global Truck

Dec. 6, 2018

MERITOR

Segment Overview

FY2018 Sales $3.3B

- Drivetrain systems and components, including axles, drivelines, braking and suspension systems for truck markets
- Medium- and heavy-duty truck markets globally
- Undercarriage products and systems for trailer applications in North America



North America
53%
Europe
23%
Asia
Pacific
17%
South
America
7%

Top Global Customers

ASHOK LEYLAND, DAIMLER, HINO, ISUZU, MAN, NAVISTAR, PACCAR, SCANIA, VOLVO, XCMG

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Major Trends Influencing Commercial Truck & Trailer

North America

- Emergence of eMobility products
- Last mile delivery = medium duty trucks
- Shift from drum to disc
- Growth in tire inflation demand/features



Europe

- Emergence of eMobility products
- Steady growth despite instability with trade issues and select European economies



South America

- Brazil in recovery; uncertainty in other South America countries
- Fleet renewal needed, average truck >11 yrs.
- Infrastructure spend



China

- Environmental concerns driving increase in rail and water shipments
- Global leader of new energy vehicles
- Regulating ADB



India

- Government regulations driving new products into the market: axle loading, BS6 emissions, vehicle scrapping policy
- Infrastructure spend



Strategic Paths to M2022

Sustain or Grow Product Position

- Invest in core product development
- Maintain lead position in major product categories

Diversify Portfolio

- Target growth in South America, China and India
- Expand with specialized OEs and into niche markets

Enhance Margin

- Optimize footprint
- Explore alternatives for insourcing
- Reduce product complexity

New Revenue Target

$235M[1]

>85% of growth driven from outside North America/Europe traditional linehaul



MERITOR

[1] Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

North America Truck

Sustain or Grow Product Position

- Launch single piston ADB
  - Secure growing share of ADB adoption, e.g. awarded standard position on Freightliner Cascadia
- Develop tractor tire inflation system
- Offer High-Efficiency (HE) portfolio



Class 8 Expected ADB Adoption in North America[1]
60%
40%
20%
0%
2005
2010
2015
2020
2025
2030

Diversify Portfolio

- Expand into medium-duty (class 5-7)
  - Offer new electric axles (14Xe, 12Xe)
  - New medium-duty package



Medium Duty Growth Target
+15%

Enhance Margin

- Optimize brake footprint including highly automated assembly line in North America for ADB assembly
- Dual source critical components
- Improve materials costs through VA/VE
- Assess value of insourcing certain components



[1]Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

Electrification (North America)

Lead Market Evolution

- Secure first mover advantage with an electric powertrain platform designed for:
  - Modularity and scalability
  - Performance and lower cost and weight
- Focus on/invest in products that cover majority of market (14Xe and 12Xe)
- Use electrification as path to grow in medium-duty

Remain Flexible with Content as OEMs Scale

- Leverage Meritor and TransPower product breadth to offer content that meets OEM needs through BEV development process

Turn Key Systems



Sub-System Solutions


Drive Systems


Vehicle Controls


Energy Systems


Accessories

Leverage TransPower to Expand Content

M2022 eAxle Platforms

Product	Class
12Xe	Products cover 90 percent of market
14Xe	
17Xe	



New Programs



Truck/Product	# Units
Freightliner M2e (with 14Xe)	**70+ units**
Peterbilt 579 (with 14Xe)	
DINA Hustler (TransPower powertrain)	
Peterbilt 220 (with 14Xe)	

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Europe Truck

Sustain or Grow Product Position

- Capture additional ADB share with truck and trailer OEs
  - Launch Smart ADB
- Expand axle business with vertically integrated OEs
- Offer reduced-weight HE portfolio



Diversify Portfolio

- Grow customer base by leveraging global product platforms
  - ADB
  - 18X HE axle
  - 610 hub reduction axle
- Target niche applications and tag axles



Enhance Margin

- Vertically integrate select components
- Explore potential economies of scale and footprint optimization
- Expand manufacturing capabilities and capacity



South America Truck

Sustain or Grow Product Position

- Ramp up medium-duty program
- Expand business in extra-heavy applications, i.e. mining and logging
- Introduce HE axle lineup



Diversify Portfolio

- Grow medium-duty axle portfolio
- Pursue articulated bus opportunities



Enhance Margin

- Invest in footprint for local content and capacity
- Localize carrier manufacturing
  - Customers require local content/flexibility
- Increase cast housing machining capacity



China

Sustain Product Position (Off-Highway)

- Target product launches in off-highway segments positioned to grow


Loader
RT Crane
Lift Truck
Grader
Mining

Grow Product Position (On-Highway Truck)

- Explore alliances with leading manufacturers and leverage each other's strengths
- Increase ADB capacity
- Continue localizing advanced global platforms with efficient axles for the mid-market segment

Diversify Portfolio

- Explore partnerships with truck OEs
- Localize electric motor technology
- Provide integrated eAxle drive system
- Service OEs in Japan from China manufacturing base



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India

Sustain or Grow Product Position

- Gain share through expanded new offering and strong customer relationships
- Launch new axles (145, 15i, MT846 (medium-duty hub reduction) and 177)

Diversify Portfolio

- Develop and execute electrification strategy
- Execute new award-winning slipper suspension product

Enhance Margin

- Execute new site at Pithampur
- Increase axle capacity by 30 percent and brake capacity by 50 percent





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Trailer and Components

Sustain or Grow Product Position

- Secure long-term agreements with trailer customers
- Capitalize on growing pipeline of components opportunities
- Leverage AA Gear acquisition for business expansion

Diversify Portfolio

- Expand vocational trailer suspension product offerings
- Explore next-gen offerings of trailer tire inflation products

Enhance Margin

- Grow components
- Optimize axle forming and machining operations





Commercial Truck & Trailer Key Messages

Sustain or Grow Product Position

- Sustain core business
- Invest in the future with game-changing products



Diversify Portfolio

- Leverage global customer relationships



Enhance Margin

- Implement capacity in emerging markets
- Optimize manufacturing costs



Aftermarket & Industrial

Joe Plomin
Senior Vice President
and President
Aftermarket, Industrial and Quality

Dec. 6, 2018



MERITOR

Segment Overview

FY2018 Sales $1.0B

- Drivetrain systems and components, including axles, transfer cases, gear boxes, all-wheel-drive systems, drivelines, braking and suspension systems for specialized commercial vehicles including:
  - Defense, bus and coach, utility, terminal tractors, heavy-haul and fire trucks
  - Off-highway vehicles: rough terrain cranes, all terrain cranes and material handling
- Aftermarket (North America and Europe) offers full suite of brakes and brake-related components, drivetrain parts, remanufactured products and replacement kits for full lifecycle support of OEM vehicles
  - 8500+ distribution points in North America, 1500+ distribution points in EMEA


Industrial
28%
Aftermarket
72%

Top Customers

DAIMLER, GILLIG, HDA TRUCK PRIDE, IVECO, KALMAR, NAVISTAR, OSHKOSH, PACCAR, VIPAR Heavy Duty, VOLVO

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Market Trends Influencing Aftermarket & Industrial

Aftermarket
(North America and Europe)

- OEM position continues to influence aftermarket replacement
- End customer part replacement strategy fragmented depending on vehicle age
- Distribution channel consolidation
- Rising delivery service-level expectation



Specialty/Off-Highway

- Supplier with systems capability critical as vehicle complexity grows
- Electrification well-suited to specialty applications that are route-based and return home to base
- Increased global infrastructure spending



Defense

- Defense budget spending increase
- Independent suspensions replacing beam solutions in wheeled vehicles
- Tracked vehicle fleets reaching end of life and need replacement
- Increased survivability requirements leading to upgrades and new builds



Strategic Paths to M2022

Sustain or Grow Product Position

- Leverage truck scale for competitive advantage
- Launch competitive products for specialty applications
- Grow with new off-highway customers

Diversify Portfolio

- Expand Defense business into EMEA and tracked vehicles
- Introduce ProTec independent suspension for Class 5/6

Enhance Margin

- Optimize portfolio, clarify brands and reduce costs
- Capitalize on growing all wheel drive market

New Revenue Target

$65M[1]



[1] Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

Aftermarket

- Growth focused in core drivetrain product lines – emphasis on aftermarket fair share consistent with OEM position
- Drive margin expansion through portfolio optimization and cost reductions
- ***Good, Better, Best*** brand strategy designed to meet life cycle stage of vehicle, customer budget and desired quality level
- Distribution capability platform that supports customer consolidation and value chain compression


Mach

Cumulative retail parts sales per truck ($K)[1]


10
8
6
4
2
0
0.4
3
9
Average truck age in NA and EU
0 1 2 3 4 5 6 7 8 9 10 11 12 13 15 16 17 Year
Drivetrain warranty
First owner
Second Owner
Third Owner

	OEM	Wholesale Distributor (WD)
Best	Meritor Genuine	Meritor Genuine
Better	Meritor	Euclid/Meritor
Good	Private Label	Mach

[1]Represents parts cost only, without labor. Regional LTL application at 100k miles per year. Source: Frost & Sullivan, MacKay, Meritor, BCG

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Industrial – Defense and Off-Highway

Defense

- Strong pipeline for defense revenues in North America
- EMEA market is growing – leverage customer relationships, technical knowledge in North America and Europe footprint to capture programs

Series 30 Product Launch



PROTEC

Light Tactical

OSHKOSH


JLTV

Heavy Tactical

MACK DEFENSE


Heavy Dump Truck (HDT)

Tracked Vehicles

BAE SYSTEMS


PIM


AMPV

Off-Highway

Heavy Haul

- Industry leader in planetary axles (P600)
- Market recognition of value: reduced lead times, technology enhancements and customized solutions
- Best-in-class global Aftermarket support



Rough Terrain (RT) Crane

- Conquest award in North America with Manitowoc (Grove) – largest RT Crane manufacturer
- Building blocks for entry into new industrial segments
- Recognized as leading innovator in product capabilities



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Industrial – Specialty

Specialty

- New product development
  - Independent front suspension
    - Protec defense platforms with high volume components for cost competitive solutions
  - Electrification
    - Leveraging axle/gearbox expertise with Blue Horizon to provide customized solutions
- Increased penetration of recently launched 19X bus axle







All Wheel Drive (AWD) – Heavy Duty

- Strong position with Class 7/8 providers for utility/military applications
- Combined Meritor/Fabco AWD capability positioned to take advantage of growing market





All Wheel Drive (AWD) – Medium Duty

- Launched new transfer case into Class 4/5/6 markets
  - Unique solution for new GM and Navistar vehicles



Aftermarket & Industrial Key Messages

Sustain or Grow Product Position

- Capitalize on major opportunities in Industrial business



Diversify Portfolio

- Grow business in EMEA, off-highway and electrification



Enhance Margin

- Implement improvements in Aftermarket product portfolio and go-to-market strategy





Financial Overview

Kevin Nowlan
Senior Vice President and President
Trailer, Components and Chief Financial Officer

Dec. 6, 2018

MERITOR

M2022 Financial Metrics[1,2]

+$300M[1] new business

12.5%[1,2] adjusted EBITDA margin

$4.00[1,2] adjusted diluted EPS

75%[1,2,3] FCF conversion



Adj. EBITDA margin %
11.3%
12.5%
FY2018
M2022 Target
Peer Median: 11.8%[4]
FCF Conversion %[3]
53%
75%
FY2018
M2022 Target
Peer Median: 58%[4]

[1] Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
[2] See Appendix – "Non-GAAP Financial Information."
[3] Free Cash Flow Conversion: Free Cash Flow/Adjusted Income from Continuing Operations
[4] Peer group: Allison Transmission, Commercial Vehicle Group, Cummins, Dana, Modine, SAF-Holland, Stoneridge and Wabco. Data represents TTM as of 9/30/2018

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Global Market Outlook[1,2] (units in 000s)

North America

Heavy Duty Production (Class 8)

FY16	FY19	FY22
253	~320	~250

Trailer Production

FY16	FY19	FY22
292	~300	~265

Normalizing Markets

South America

Medium / Heavy Duty Production (Class 5-8)

FY16	FY19	FY22
61	~110	~130

FY22 Currency Assumption (Real) : ↓~20%

Growing Market

Western Europe

Medium / Heavy Duty Production (Class 5-8)

FY16	FY19	FY22
449	~485	~425

FY22 Currency Assumption (Euro): Flat

Normalizing Market

India

Medium / Heavy Duty Production (Class 5-8)

FY16	FY19	FY22
339	~450	~415

FY22 Currency Assumption (Rupee): ↓~10%

Strong Market

China

Off Highway Market[3]

FY16	FY19	FY22
71	~135	~145

FY22 Currency Assumption (Yuan): Flat

Growing Market

[1]FY19 and FY22 outlooks based on Meritor estimates. Actual results may differ materially from projections as a result of risk and uncertainties. Please see "Forward Looking Statements"

[2]Source: FY16 production figures from ACT, LMC, Anfavea and CCMA

[3]Off-Highway represents Crane 12+ ton, All Grader, Loader 3+ ton and Mining as defined by CCMA.

WABCO Agreement Termination Options

- In September 2017, Meritor sold its 50% interest in the Meritor WABCO joint venture
- Meritor retained exclusive aftermarket distribution rights for JV-related products in the U.S. and Canada
- Either party may terminate the exclusive aftermarket distribution rights at certain points in the future for $225M to $265M


MERITOR WABCO

For planning purposes, assuming option will be exercised during M2022 timeframe

New Business Wins[1]


$M
$300
$65
$235

Aftermarket & Industrial Addressable Market[2]: ~$3.6B

- Leverage truck scale for competitive advantage
- Launch competitive products for specialty applications
- Grow with new off-highway customers
- Expand Defense business into EMEA and tracked vehicles

Commercial Truck & Trailer Addressable Market[2]: ~$6.8B

- Invest in core product development
- Maintain lead position in major product categories
- Target growth in South America, China and India
- Expand with specialized OEs and into niche markets
- Grow components business and expand trailer vocational portfolio

Targeting $300 million in new business wins in M2022

[1] Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
[2] Represents management's assessment of addressable portion of market not captured by Meritor.

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Operating Performance

Material

- Reduce material cost through:
  - Traditional negotiations
  - Cost modeling
  - Value Analysis/Value Engineering
  - Insourcing
  - Working capital management



Labor & Burden

- Continued investments in new technology to drive automation and efficiency
- Flexible workforce to meet market fluctuations
- Selective footprint optimization strategies



Driving significant annual operating performance for margin expansion

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Putting the Market into Perspective[1,2]

$M except per share amounts	FY19 Outlook	Normalized Markets and WABCO Termination[3]		M2022[1]
Revenue	~$4,250	~$3,650	+$300 (8.2% growth)	~$3,950
Adj. EBITDA Margin	~11.5%	~11.0%	+150 bps	12.5%
Adj. diluted EPS	~$3.10	~$2.20	+$1.80 (82% growth)	$4.00
Free Cash Flow	$175 - $185[4]	~$130	>$70 (>54% growth)	>$200

[1] Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

[2] See Appendix – "Non-GAAP Financial Information."

[3] Reflects impact of FY22 market outlook and currency assumptions from "Global Market Outlook" slide and loss of revenue, earnings and cash flow from termination of WABCO agreement. Does not include termination option proceeds.

[4] Excludes free cash flow impact of Maremont transaction—see slide 49.

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Free Cash Flow Improvements[1,2]

Adj. EBITDA Margin	7.2%	10.2%	~11.5%



Free Cash Flow Calls
(% of sales)
CapEx
Pension and OPEB Contributions
Cash Taxes
Cash Interest
9.4%
1.5%
4.1%
1.7%
2.1%
7.1%
2.9%
1.3%
0.7%
2.2%
5.7%
2.7%
0.5%
1.4%
1.1%
FY13
FY16
FY19E

Free Cash Flow	$(150)M	$111M	$175M-$185M[3]

Higher margins and reduction in cash calls driving higher free cash flow

[1]Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
[2]See Appendix – "Non-GAAP Financial Information."
[3]Excludes free cash flow impact of Maremont transaction--see slide 49.

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Free Cash Flow and Free Cash Flow Conversion[1,2,3]

$M



48%
53%
~65%
75%
$81
$147
$175 - $185[5]
>$200
FY17
FY18
FY19E[1]
M 20 22[1]

Free Cash Flow Conversion

FY19 – FY22 Cash Generation	
Operating Cash Flow	~$1,150
WABCO Proceeds[4]	$225
Total Cash Generation	**~$1,375**
CapEx	~$475
Liability Management	~$100
Net Cash Available	**~$800**

~$1.4 billion of cash generation through FY22

[1]Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
[2]See Appendix – "Non-GAAP Financial Information."
[3]Free Cash Flow Conversion: Free Cash Flow/Adjusted Income from Continuing Operations.
[4]Represents the low end of range of proceeds from exercise of WABCO agreement termination option and is considered an investing cash flow.
[5]Excludes free cash flow impact of Maremont transaction--see slide 49.

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Asbestos Legacy Liability

- Maremont, a non-operating subsidiary of Meritor, is seeking to establish a trust under section 524(g) of the U.S. bankruptcy code which, if approved, would permanently resolve all of its current and future asbestos claims
- Maremont has begun soliciting votes from asbestos claimants to approve a pre-packaged plan of reorganization
- Cash funding for the 524(g) trust will consist of the repayment of an intercompany loan and a $28 million contribution by Meritor
- Maremont's remaining assets, including its insurance receivable, also will be contributed to the trust

Other Financial Impacts of Transaction to Meritor[1,2]

- Would eliminate $109M of asbestos liabilities (~50% of Meritor's total)
- Insurance receivable of $24M would be removed from balance sheet
- Book gain anticipated as a result of the transaction[3]

Expected to permanently de-risk balance sheet

[1] Amounts as of September 30, 2018
[2] Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."
[3] Resulting from the recovery of a previously recorded loss contingency

Capital Allocation Priorities

$M

Foundational		Growth and Shareholder Focused	Implementation	FY19-22[1]
Maintain Strong Liquidity	COMPLETE	Support Strategic Growth	CapEx	~$475
			M&A	~$800
Achieve Target Debt Profile	COMPLETE	Return Value to Shareholders	Share Repurchases	

[1] Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

Support Strategic Growth

Capital Expenditures[1]


+50 bps
2.5%
3.0%
FY18
FY22

- Planned increase in capital investment to support organic growth and margin expansion

M&A


Off-highway
Components
Electrification
China
Other Strategic Areas
MERITOR
M&A Target Evaluation Funnel
Diligence Target

- Focus on opportunistic, bolt-on acquisitions in targeted areas that drive value creation

Disciplined approach to capital investment programs to support growth

[1] Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

Return Value to Shareholders

$M

- Announced new $200M share repurchase program
- Achievement of target leverage enables acceleration of capital deployment to shareholders
- Repurchased ~20 percent of diluted shares outstanding since 2014[1]

Share Repurchases



Repurchased ~50% of 2014 – 2018 FCF[2]
~$800
~$600
COMPLETED
$136
COMPLETED
$100
$200
Cash available to support strategic growth and additional repurchases
Board Authorized Repurchases
FY14 Authorization[3]
FY16 Authorization
FY19-FY22 Available Cash[4]

Continuing commitment to return value to shareholders

[1] Inclusive of convertible note transactions in 2017.
[2] See Appendix – "Non-GAAP Financial Information."
[3] Of the $210M equity and equity-linked authorization, $136M was allocated to share repurchases and $74M was allocated to convertible notes.
[4] Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

Conclusion

Jay Craig



Dec. 6, 2018

MERITOR

Meritor Story

Financial

- Maturation evident from FY15-FY19
- Significant cash flow generation
- Future cash flow directed to growth or share repurchases
- Continued earnings/margin growth as markets return to normal levels

Non-Financial

- Among best operational performers in industry
- Disciplined but growing capital investment
- Strong organic and inorganic growth
- Positioned to strengthen market leadership positions
- Leader in technologies of the future



M 20 16
align. achieve. advance.
Sustainable Strength
Strategies and Goals
Drive Operational Excellence
Focus on Customer Value
Reduce Product Cost
Invest in a High Performing Team



M 20 19
DRIVE! 125
EXCEED CUSTOMER EXPECTATIONS
TRANSFORM TO A GROWTH-ORIENTED ORGANIZATION
GROW REVENUE
>20%
IMPROVE PROFIT
+$1.25
ALLOCATE CAPITAL
<1.5
INVEST IN EMPLOYEES
MERITOR



M 20 22
DRIVE INNOVATION
PROTECT AND GROW
EXCEED CUSTOMER EXPECTATIONS
ENABLE THE BUSINESS
+$300M
12.5%
$4.00
75%

[1] Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
[2] See Appendix – "Non-GAAP Financial Information."
[3] Free Cash Flow Conversion: Free Cash Flow/Adjusted Income from Continuing Operations.

Appendix



MERITOR

Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP"), we have provided information regarding non-GAAP financial measures. These non-GAAP financial measures include adjusted income (loss) from continuing operations attributable to the company, adjusted diluted earnings (loss) per share from continuing operations, adjusted EBITDA, adjusted EBITDA margin, segment adjusted EBITDA, segment adjusted EBITDA margin, free cash flow and net debt.

Adjusted income (loss) from continuing operations attributable to the company and adjusted diluted earnings (loss) per share from continuing operations are defined as reported income (loss) from continuing operations and reported diluted earnings (loss) per share from continuing operations before restructuring expenses, asset impairment charges, non-cash tax expense related to the use of deferred tax assets in jurisdictions with net operating loss carry forwards, or tax credits and other special items as determined by management. Adjusted EBITDA is defined as income (loss) from continuing operations before interest, income taxes, depreciation and amortization, non-controlling interests in consolidated joint ventures, loss on sale of receivables, restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA margin is defined as adjusted EBITDA divided by consolidated sales from continuing operations. Segment adjusted EBITDA is defined as income (loss) from continuing operations before interest expense, income taxes, depreciation and amortization, noncontrolling interests in consolidated joint ventures, loss on sale of receivables, restructuring expense, asset impairment charges and other special items as determined by management. Segment adjusted EBITDA excludes unallocated legacy and corporate expense (income), net. Segment adjusted EBITDA margin is defined as segment adjusted EBITDA divided by consolidated sales from continuing operations, either in the aggregate or by segment as applicable. Free cash flow is defined as cash flows provided by (used for) operating activities less capital expenditures. Net debt is defined as total debt less cash and cash equivalents.

Management believes these non-GAAP financial measures are useful to both management and investors in their analysis of the company's financial position and results of operations. In particular, adjusted EBITDA, adjusted EBITDA margin, segment adjusted EBITDA, segment adjusted EBITDA margin, adjusted income (loss) from continuing operations attributable to the company and adjusted diluted earnings (loss) per share from continuing operations are meaningful measures of performance to investors as they are commonly utilized to analyze financial performance in our industry, perform analytical comparisons, benchmark performance between periods and measure our performance against externally communicated targets.

Free cash flow is used by investors and management to analyze our ability to service and repay debt and return value directly to shareholders. Net debt over adjusted EBITDA is a specific financial measure in our current M2019 plan used to measure the company's leverage in order to assist management in its assessment of appropriate allocation of capital. Free cash flow conversion (free cash flow/ adjusted income from continuing operations) is a specific financial measure in our M2022 plan used to assist management and investors in assessing our ability to convert income to cash.

Management uses the aforementioned non-GAAP financial measures for planning and forecasting purposes, and segment adjusted EBITDA is also used as the primary basis for the chief operating decision maker to evaluate the performance of each of our reportable segments.

Our Board of Directors uses adjusted EBITDA margin, free cash flow, adjusted diluted earnings (loss) per share from continuing operations and net debt over adjusted EBITDA as key metrics to determine management's performance under our performance-based compensation plans.

Adjusted income (loss) from continuing operations attributable to the company, adjusted diluted earnings (loss) per share from continuing operations, adjusted EBITDA, adjusted EBITDA margin, segment adjusted EBITDA and segment adjusted EBITDA margin should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our financial performance. Free cash flow should not be considered a substitute for cash provided by (used for) operating activities, or other cash flow statement data prepared in accordance with GAAP, or as a measure of financial position or liquidity. In addition, this non-GAAP cash flow measure does not reflect cash used to repay debt or cash received from the divestitures of businesses or sales of other assets and thus does not reflect funds available for investment or other discretionary uses. Net debt should not be considered a substitute for total debt as reported on the balance sheet. These non-GAAP financial measures, as determined and presented by the company, may not be comparable to related or similarly titled measures reported by other companies. Set forth below are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

Non-GAAP Financial Information

Adjusted Income from Continuing Operations Reconciliation
(in millions, except per share amounts)

	Twelve Months Ended September 30, 2018	2017	2016[7]	2015[8]
Income from Continuing Operations Attributable to the Company	$ 120	$ 325	$ 577	$ 65
Adjustments:				
Restructuring costs	6	6	16	16
Gain on the sale of equity investment	-	(243)	-	-
Tax valuation allowance reversal, net and other[1]	(7)	(68)	(454)	(16)
U.S tax reform impacts[2]	89	-	-	-
Loss on debt extinguishment	8	36	-	24
Income tax expense (benefits)[3]	(10)	74	(1)	(10)
Non-cash tax expense[4]	36	37	13	4
Pension settlement losses[5]	6	-	-	59
Goodwill impairment charges	-	-	-	15
Asset impairment charges, net of noncontrolling interests	3	3	-	2
Asbestos related items[6]	25	-	-	-
Adjusted Income From Continuing Operations Attributable to the Company	$ 276	$ 170	$ 151	$ 159
Diluted Earnings Per Share From Continuing Operations	$ 1.31	$ 3.60	$ 6.27	$ 0.65
Impact of Adjustments on Diluted Earnings Per Share	1.72	(1.72)	(4.63)	0.94
Adjusted Diluted Earnings Per Share From Continuing Operations	$ 3.03	$ 1.88	$ 1.64	$ 1.59
Diluted Shares Outstanding	91.2	90.2	92.0	100.1

(1) The year ended September 30, 2018 includes a $9 million reversal of a Brazil valuation allowance, partially offset by a $2 million increase in valuation allowances for certain U.S. state jurisdictions. The year ended September 30, 2017 includes non-cash income tax benefit (expense) of $52 million related to the partial reversal of the U.S. valuation allowance, $15 million related to capital losses associated with the sale of an equity investment and $1 million related to other correlated tax relief. The year ended September 30, 2016 includes non-cash income tax benefit (expense) of $438 million related to the partial reversal of the U.S. valuation allowance, ($9) million related to the establishment of a valuation allowance in Brazil and $25 million related to other correlated tax relief.

(2) The year ended September 30, 2018 includes $57 million of non-cash tax expense related to the revaluation of our deferred tax assets and liabilities as a result of the U.S. tax reform and $26 million of non-cash tax expense related to the one-time deemed repatriation of accumulated foreign earnings and $6 million of non-cash tax expense related to other adjustments.

(3) The year ended September 30, 2018 includes $2 million of income tax benefits related to the loss on debt extinguishment, $6 million of asbestos related items, $1 million restructuring and $1 million of asset impairment. The year ended September 30, 2017 includes $89 million of income tax expense related to the gain on sale of an equity investment, $14 million of income tax benefit related to the loss on debt extinguishment and $1 million of income tax benefits related to other adjustments.

(4) Represents tax expense including the use of deferred tax assets in jurisdictions with net operating loss carry forwards or tax credits.

(5) The year ended September 30, 2018 includes $6 million related to the UK pension settlement loss.

(6) The year ended September 30, 2018 includes $25 million related to the change in estimate resulting from the change in estimated forecast horizon and an asbestos insurance settlement.

(7) The year ended September 30, 2016 includes non-cash income tax benefit (expense) of $438 million related to the partial reversal of the U.S. valuation allowance ($9) million related to the establishment of a valuation allowance in Brazil and $25 million related to other correlated tax relief.

(8) The year ended September 30, 2015 has been recast to reflect non-cash tax expense.

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Non-GAAP Financial Information

Adjusted EBITDA Margin Reconciliation
(in millions)

	Twelve Months Ended September 30,			
	2018	2017	2016	2013
Net income attributable to Meritor, Inc.	$ 117	$ 324	$ 573	$ (22)
Loss from discontinued operations, net of tax, attributable to Meritor, Inc.	3	1	4	7
Income from continuing operations, net of tax, attributable to Meritor, Inc.	$ 120	$ 325	$ 577	$ (15)
Interest expense, net	67	119	84	126
Restructuring costs	6	6	16	23
Provision(benefit) for income taxes	149	52	(424)	64
Depreciation and amortization	84	75	67	67
Noncontrolling interests	9	4	2	2
Loss on sale of receivables	5	5	5	6
Asset impairment charges	3	4	-	-
Gain on sale of equity investment	-	(243)	-	(125)
Asbestos related items	25	-	-	-
Specific warranty contingency, net of supplier recovery	-	-	-	7
Pension settlement losses	6	-	-	109
Adjusted EBITDA	$ 474	$ 347	$ 327	$ 264
Sales	4,178	3,347	3,199	3,672
Adjusted EBITDA Margin	11.3%	10.4%	10.2%	7.2%

(1) Adjusted EBITDA margin equals adjusted EBITDA divided by consolidated sales from continuing operations.

Non-GAAP Financial Information

Net Debt to Adjusted EBITDA
(in millions)

		September 30,		
	2018	2017	2016	2015
Short-Term Debt	$ 94	$ 288	$ 14	$ 15
Long-Term Debt	730	750	982	1,036
Total Debt	824	1,038	996	1,051
Less: Cash and Cash Equivalents	(115)	(88)	(160)	(193)
Net Debt	$ 709	$ 950	$ 836	$ 858
		Twelve Months Ended September 30,		
	2018	2017	2016	2015
Net income attributable to Meritor, Inc.	$ 117	$ 324	$ 573	$ 64
Loss from discontinued operations, net of tax, attributable to Meritor, Inc.	3	1	4	1
Income from continuing operations, net of tax, attributable to Meritor, Inc.	$ 120	$ 325	$ 577	$ 65
Interest expense, net	67	119	84	105
Restructuring costs	6	6	16	16
Provision(benefit) for income taxes	149	52	(424)	1
Depreciation and amortization	84	75	67	65
Noncontrolling interests	9	4	2	1
Loss on sale of receivables	5	5	5	5
Goodwill and Asset impairment charges	3	4	-	17
Gain on sale of equity investment	-	(243)	-	-
Asbestos related items	25	-	-	-
Pension settlement losses	6	-	-	59
Adjusted EBITDA	$ 474	$ 347	$ 327	$ 334
Net debt to adjusted EBITDA[2]	1.5	2.7	2.6	2.6

(1) The twelve-month periods ended September 30, 2015 through 2018 are used to measure the company's leverage in order to assist management in its assessment of appropriate allocation of capital and is also used to assess management's performance under one of our performance-based compensation plans.
(2) Net debt to adjusted EBITDA ratio: (Total debt – Cash and cash equivalents) / Adjusted EBITDA

Non-GAAP Financial Information

Net Debt, Including Retirement Liabilities
(in millions)

	September 30,			
		2016		2012(1)
Short-term debt	$	14	$	18
Long-term debt		982		1,042
Total debt	$	996	$	1,060
Retirement Liabilities		620		1,112
Total debt including retirement liabilities	$	1,616	$	2,172
Less: Cash and cash equivalents		(160)		(257)
Net debt, including retirement liabilities	$	1,456	$	1,915

(1) As reported in fiscal year Annual Report Form 10-K

Non-GAAP Financial Information

Free Cash Flow and Free Cash Flow Conversion Reconciliation

(in millions)

	Twelve Months Ended September 30, 2018		Twelve Months Ended September 30, 2017	
Cash Provided by Operating Activities	$	251	$	176
Capital Expenditures		(104)		(95)
Free Cash Flow	$	147	$	81
Adj. Income from Continuing Operations Attributable to the Company		276		170
Free Cash Flow Conversion[1]		53%		48%

(1) Free Cash Flow Conversion: Free Cash Flow/Adjusted Income from Continuing Operations

Non-GAAP Financial Information

Free Cash Flow Reconciliation

(in millions)

	2016	2015	2014	2013
Cash Provided by Operating Activities	$ 204	$ 97	$ 215	$ (96)
Capital Expenditures	(93)	(79)	(77)	(54)
Free Cash Flow	$ 111	$ 18	$ 138	$ (150)

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Non-GAAP Financial Information

(In millions, except per share amounts)	Fiscal Year 2019 Outlook[(1)(2)]	
Net Income Attributable to Meritor, Inc.	~$	230
Loss from Discontinued Operations		-
Income from Continuing Operations Attributable to Meritor, Inc.	~$	230
Interest Expense, Net		~60
Provision for Income Taxes		~90
Depreciation and Amortization		~90
Restructuring		~5
Other (noncontrolling interests, loss on sale of receivables, etc.)		~15
Adjusted EBITDA	~$	490
Sales	~$	4,250
Adjusted EBITDA Margin[(3)]		~11.5%
Diluted Earnings Per Share from Continuing Operations	~$	2.60
Adjustments:		
Restructuring Costs		~0.05
Non-Cash Tax Expense[(4)]		~0.45
Adjusted Diluted Earnings Per Share from Continuing Operations	~$	3.10
Diluted Average Common Shares Outstanding		~89

(1) Amounts are approximate.
(2) Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."
(3) Adjusted EBITDA margin equals adjusted EBITDA divided by consolidated sales from continuing operations.
(4) Represents tax expense including the use of deferred tax assets in jurisdictions with net operating loss carry forwards or tax credits.

Non-GAAP Financial Information

Free Cash Flow and Free Cash Flow Conversion Outlook

(In millions)		Fiscal Year 2019 Outlook[1][2]
Free Cash Flow:		
Cash Provided By Operating Activities	$	290-300
Capital Expenditures		~(115)
Free Cash Flow[3]	$	175-185
Adj. Income from Continuing Operations Attributable to the Company		~276
Free Cash Flow Conversion[1]	$	~65%

(1) Amounts are approximate.
(2) Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."
(3) Excludes free cash flow impact of Maremont transaction—see slide 49.

Non-GAAP Financial Information

Net Debt to Adjusted EBITDA Outlook
(in millions)

		Fiscal Year 2019 Outlook[(1)(2)]
Net Income Attributable to Meritor, Inc.	~$	230
Loss from Discontinued Operations		-
Income from Continuing Operations Attributable to Meritor, Inc.	~$	230
Interest Expense, Net		~60
Provision for Income Taxes		~90
Depreciation and Amortization		~90
Restructuring		~5
Other (noncontrolling interests, loss on sale of receivables, etc.)		~15
Adjusted EBITDA	~$	490
Net Debt	$	<735
Net debt to adjusted EBITDA[(2)]		<1.5

(1) Amounts are approximate.
(2) Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."

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